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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No.333-16325) pertaining to the 1996 Stock Option Plan of ACR Group, Inc., of our report dated June 10, 1997, with respect to the consolidated financial statements and schedule of ACR Group, Inc. included in the Annual Report (Form 10-K) for the year ended February 28, 1997, filed with the Securities and Exchange Commission.



                                          ERNST & YOUNG LLP

Houston, Texas
June 10, 1997